Assets Classified As Held For Sale	12 Months Ended
Dec. 31, 2020
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
Assets Classified As Held For Sale	ASSETS CLASSIFIED AS HELD FOR SALE:From time to time, in connection with our restructuring actions, we reclassify certain assets as held for sale. Assets are reclassified at the lower of their carrying value and estimated fair value less costs of disposal at the time of reclassification. At December 31, 2020, we had no assets classified as held for sale (December 31, 2019 — $0.7, consisting of equipment in Europe). We sold our Toronto real property (previously classified as held for sale) in March 2019, and we reclassified the land and building we own in Europe (totaling $12.9) to property, plant and equipment as of December 31, 2019. See note 7.